UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2020

Roman DBDR Tech Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39687	85-2749902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2877 Paradise Rd. #702

Las Vegas, NV 89109

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 650-618-2524

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	DBDRU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	DBDR	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DBDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2020, the board of directors (the “Board”) of Roman DBDR Tech Acquisition Corp. (the “Company”) appointed James L. Nelson as a director of the Company. The Board determined that Mr. Nelson qualified as an independent director under rules of the Nasdaq Capital Market. Mr. Nelson was also appointed to serve as the chairman of the audit committee of the Board.

Mr. Nelson, 71, has served as the Chief Executive Officer of Global Net Lease, Inc., a publicly traded real estate investment trust, since July 2017 and has been a director of the company since March 2017. He has also served as a director and member of the audit committee of Caesars Entertainment Corporation, a casino-entertainment company, since March 2019. In addition, Mr. Nelson has served as a director of Herbalife Nutrition Ltd. since 2014 and was elected lead director in July 2019. Mr. Nelson was previously a director and member of the audit committee of Icahn Enterprises GP from June 2001 to March 2019.

There are no family relationships between Mr. Nelson and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and Mr. Nelson that are subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated December 7, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMAN DBDR TECH ACQUISITION CORP

	By:	/s/ Donald G. Basile
		Name:	Donald G. Basile
		Title:	Chairman of the Board and Co-Chief Executive Officer

Dated: December 7, 2020